EXHIBIT 99.2


                            UNITED STATES OF AMERICA
                           DEPARTMENT OF THE TREASURY
                           COMPTROLLER OF THE CURRENCY


_________________________________________
                                         )
IN THE MATTER OF:                        )
                                         )          AA-EC-07-58
Union Bank of California, N.A.           )
San Francisco, California                )
_________________________________________)


                     STIPULATION AND CONSENT TO THE ISSUANCE
                               OF A CONSENT ORDER

     The Comptroller of the Currency of the United States of America ("Comptroller") intends to assess a civil money penalty and to impose a cease and desist order against Union Bank of California, N.A., San Francisco, California ("Bank") pursuant to 12 U.S.C. ss. 1818(b) and 1818(i)(2) for violations of the Bank Secrecy Act, 31 U.S.C. ss.ss. 5311, et seq. and OCC regulations 12 C.F.R. ss.ss. 21.11 and 21.21 thereunder, and 12 U.S.C. ss. 1818(s).

     The Bank, in the interest of compliance and cooperation, enters into this Stipulation and Consent to the Issuance of a Consent Order for a Civil Money Penalty and to Cease and Desist dated 9/14/07 ("Stipulation") (i) without
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any adjudication on the merits and (ii) without admitting or denying the
Comptroller's Findings, except as to jurisdiction (Article I below), which jurisdiction is admitted;

     In consideration of the above premises, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors, hereby stipulate and agree to the following:


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                                   ARTICLE I

                                  JURISDICTION


     (1) The Bank is a national banking association chartered and examined by the Comptroller pursuant to the National Bank Act of 1864, as amended, 12 U.S.C. ss. 1 ET SEQ.

     (2) The Comptroller is "the appropriate Federal banking agency" regarding the Bank pursuant to 12 U.S.C. ss.ss. 1813(q) and 1818(b).

     (3) The Bank is an "insured depository institution" within the meaning of 12 U.S.C. ss. 1818(b)(1).

     (4) As a result of this Order,

          (a) the Bank is not an "eligible bank" pursuant to 12 C.F.R. ss. 5.3(g)(4) for the purposes of 12 C.F.R. Part 5 regarding rules, policies and procedures for corporate activities, unless otherwise informed in writing by the OCC.

          (b) the Bank is not subject to the limitation of 12 C.F.R. ss. 5.51(c)(6)(ii) for the purposes of 12 C.F.R. ss. 5.51 requiring OCC approval of a change in directors and senior executive officers, unless otherwise informed in writing by the OCC.

          (c) the Bank is not subject to the limitation on golden parachute and indemnification payments provided by 12 C.F.R. ss.
               359.1(f)(1)(ii)(C) and 12 C.F.R. ss. 5.51(c)(6)(ii), unless otherwise informed in writing by the OCC.


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


          (d) the Bank's status as an "eligible bank" remains unchanged pursuant to 12 C.F.R. ss. 24.2(e)(4) for the purposes of 12 C.F.R. Part 24 regarding community and economic development, unless otherwise informed in writing by the OCC.


                                   ARTICLE II

                                    AGREEMENT


     (1) The Bank, without admitting or denying any wrongdoing, hereby consents and agrees to issuance of the Consent Order for a Civil Money Penalty and to Cease and Desist ("Order") by the Comptroller.

     (2) The Bank further agrees that said Order shall be deemed an "order issued with the consent of the depository institution" as defined in 12 U.S.C. ss. 1818(h)(2), and consents and agrees that said Order shall become effective upon its issuance and shall be fully enforceable by the Comptroller under the provisions of 12 U.S.C. ss. 1818(i). Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. ss. 1818(i), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.

     (3) The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller's exercise of his supervisory responsibilities.


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


     (4) The Bank further agrees not to take any action or to make or permit to be made any public statement denying, directly or indirectly, the specific acts, omissions, or violations referenced in this Order or otherwise creating the impression that this Order is without factual basis. If the Bank violates this provision, the OCC may set aside this settlement and commence administrative proceedings on the actions alleged herein.

     (5) The OCC does release and discharge the Bank from all potential claims and charges that have been or might have been asserted by the OCC based on the violations described in the Comptroller's Findings set forth in Article I of the Order to the extent known to the OCC as of the effective date of the Order. However, the violations alleged in Article I of the Order may be utilized by the OCC in future enforcement actions to establish a pattern or practice of violations or the continuation of a pattern or practice of violations. This release shall not preclude or affect any right of the OCC to determine and ensure compliance with the terms and provisions of this Stipulation and the Order.

     (6) The Bank agrees that the provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, it deems it appropriate to do so to fulfill the responsibilities placed upon it by the several laws of the United States of America.


                                  ARTICLE III

                                     WAIVERS


     (1) The Bank, by signing this Stipulation and Consent, hereby waives:

          (a) the issuance of a Notice of Charges pursuant to 12 U.S.C. ss. 1818(b);


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


          (b) any and all procedural rights available in connection with the issuance of the Order;

          (c) all rights to a hearing and a final agency decision pursuant to 12 U.S.C. ss. 1818(i), 12 C.F.R. Part 19

          (d) all rights to seek any type of administrative or judicial review of the Order; and

          (e) any and all rights to challenge or contest the validity of the Order.

     IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative, has hereunto set his hand on behalf of the Comptroller.



/s/ DELORA NG JEE                                                        9/14/07
    _______________________                                              _______
    Delora Ng Jee                                                         Date
    Deputy Comptroller
    Large Bank Supervision


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


         IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.



/s/ NORIMICHI KANARI                                                     8/28/07
______________________________                                          ________
Norimichi Kanari                                                          Date


/s/ AIDA M. ALVAREZ                                                      8/28/07
______________________________                                          ________
Aida M. Alvarez                                                           Date


/s/ DAVID R. ANDREWS
______________________________                                          ________
David R. Andrews                                                          Date


/s/ NICHOLAS B. BINKLEY                                                  8/28/07
______________________________                                          ________
Nicholas B. Binkley                                                       Date


/s/ L. DALE CRANDALL                                                     8/28/07
______________________________                                          ________
L. Dale Crandall                                                          Date


/s/ MURRAY H. DASHE                                                      8/28/07
______________________________                                          ________
Murray H. Dashe                                                           Date


/s/ RICHARD D. FARMAN                                                    8/28/07
______________________________                                          ________
Richard D. Farman                                                         Date


/s/ PHILIP B. FLYNN
______________________________                                          ________
Philip B. Flynn                                                           Date


/s/ MICHAEL J. GILLFILLAN                                                8/28/07
______________________________                                          ________
Michael J. Gillfillan                                                     Date


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/s/ MOHAN S. GYANI
______________________________                                          ________
Mohan S. Gyani                                                            Date


/s/ RONALD L. HAVNER JR.
______________________________                                          ________
Ronald L. Havner Jr.                                                      Date


/s/ MARY S. METZ                                                         8/28/07
______________________________                                          ________
Mary S. Metz                                                              Date


/s/ J. FERNANDO NIEBLA                                                   8/28/07
______________________________                                          ________
J. Fernando Niebla                                                        Date


/s/ MASASHI OKA                                                          8/28/07
______________________________                                          ________
Masashi Oka                                                               Date


/s/ KYOTA OMORI                                                          8/28/07
______________________________                                          ________
Kyota Omori                                                               Date


/s/ MASAAKI TANAKA                                                       8/28/07
______________________________                                          ________
Masaaki Tanaka                                                            Date


/s/ DEAN A. YOOST                                                        8/28/07
______________________________                                          ________
Dean A. Yoost                                                             Date


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